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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 11, 1996
                                                  ------------------------------

                         BOCA RATON CAPITAL CORPORATION
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     FLORIDA                         0-16631                 59-2763089
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(STATE OR OTHER JURISDICTION    (COMMISSION FILE            (IRS EMPLOYER
    OF INCORPORATION)                NUMBER)             IDENTIFICATION NO.)


6515 VIA ROSA, BOCA RATON, FLORIDA                  33433
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ADDRESS OF PRINCIPAL EXECUTIVE OFFICES            ZIP CODE


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (407) 750-2252
                                                     --------------------------



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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

EXHIBIT INDEX IS ON PAGE 5

TOTAL NUMBER OF PAGES: 5

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Item 5.   Other Events

          On January 11, 1996, the Board of Directors of Boca Raton Capital Corporation (the "Company") declared, subject to shareholder approval, a special cash distribution of $2.25 per share on each share of common stock, $.001 par value per share ("Common Stock"), of the Company outstanding on January 11, 1996 (the "Special Distribution"). At a Special Meeting of Shareholders held on February 29, 1996, the shareholders of the Company authorized and approved the Special Distribution. The Special Distribution was paid on March 11, 1996 to holders of record of the Company's Common Stock on January 11, 1996.




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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               None.




                                        3
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  BOCA RATON CAPITAL CORPORATION


                                          /s/ Alan L. Jacobs
                                          --------------------------------
   Dated:     March 18         , 1996     Alan L. Jacobs
                                          President and Chief Executive Officer



                                        4
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                                  Exhibit Index
                                  -------------

Exhibit No.             Description         Sequentially Numbered Page
-----------             -----------         --------------------------



                                        5